                                                               EXHIBIT 10.40


                                  EXHIBIT "A"

     THIS DEBENTURE, AND ANY SHARES ACQUIRED UPON CONVERSION HEREOF, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL OF HOLDER ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW. NOTWITHSTANDING THE FOREGOING, THIS DEBENTURE, AND ANY SHARES ACQUIRED UPON CONVERSION HEREOF, HAVE BEEN OR WILL BE ISSUED PURSUANT TO REGULATION D PROMULGATED UNDER THE ACT. THE INDEBTEDNESS EVIDENCED HEREBY IS SUBJECT TO THE PROVISIONS OF A SUBORDINATION AGREEMENT BETWEEN HOLDER AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION.


No. D-5

$50,000                                                           March 18, 1996


                           SA TELECOMMUNICATIONS, INC.

                      9% CONVERTIBLE SUBORDINATED DEBENTURE
                               DUE MARCH 18, 1997


     SA TELECOMMUNICATIONS, INC. (the "Company"), a Delaware corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of MOSES ELIAS or registered assigns, the aggregate principal amount of Fifty Thousand Dollars ($50,000.00) on March 18, 1997 or such earlier date as provided in Paragraph (a) under the heading "Conversion of Debenture" below ("Maturity Date"), with interest from the date hereof (computed on the basis of a 360-day year of twelve 30-day months), payable on April 1, 1996 and the first day of each calendar quarter thereafter, on the unpaid principal balance at the rate of 9% per annum until such unpaid principal balance shall become due and payable (whether at maturity or by acceleration or otherwise). Overdue principal payments and (to the extent permitted by applicable law) any overdue interest shall accrue interest at 11% per annum until paid, which interest shall be payable on demand.

     Payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by delivery of a check payable in New York Clearing House funds to the address provided by the payee as shown on the Debenture Register provided neither the Company or the Holder have exercised its conversion rights. The Company may treat the person in whose name this Debenture is registered (the "Holder") on the Debenture Register kept by the Company as the owner of this Debenture for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Debenture is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at an office or agency of the Company where this Debenture is payable, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Debenture or his attorney duly authorized in writing.

     CONVERSION OF DEBENTURE. This Debenture may be converted into shares of Common Stock of the Company, as follows:

          (a) CONVERSION. Subject to and upon compliance with the provisions of this section captioned "Conversion of Debenture", at the option of the Holder, at any time following the date hereof, the Debenture may be converted in whole, or from time to time in part, into fully-paid and non-assessable shares of Common Stock, of the Company (the "Shares"), at a conversion price per Share equal to the lower of (i) seventy-five percent (75%) of the average closing price of the Common Stock of the Company as traded on the NASDAQ-STEL for the five days immediately preceding the date of Holder's notice to Company of Holder's intention to exercise its right of conversion as set forth herein or
(ii) $1.75 per Share (the "Conversion Price"). The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, and, (i) in the case of an election by Holder to convert, upon delivery of the form of conversion notice attached thereto (the "Holder's Conversion Notice"), duly executed by the Holder thereof, and (ii) in the case of an election by Company to convert, upon receipt by the Holder of a notice from Company delivered to Holder's address set forth on the register of the Company of Company's election to convert, which notice shall be similar in form to the form of Holder's Conversion Notice attached hereto and made a part hereof ("Company's Conversion Notice"). Holder agrees that in the event it exercises its right of conversion hereunder, it shall deliver the original Debenture to the Company as promptly as practicable following the date of such conversion. Upon receipt of the Company's Conversion Notice, the Holder shall deliver the Debenture to the offices of the Company as directed by Company. The Holder's Conversion Notice and the Company's Conversion Notice shall state the principal amount thereof to be so converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Debenture. Shares issuable upon conversion of the Debenture shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein and in the Subscription Agreement of even date hereof to which the original Holder hereof is a party. Company agrees that it shall promptly direct its transfer agent to prepare the stock certificates for the Shares within three business days following its receipt of Holder's Conversion Notice, and shall use its best efforts to ensure that such certificates are issued by said transfer agent and delivered to Holder as promptly as practicable. Upon such conversion, Company shall pay all accrued and unpaid interest through the conversion date on the Debenture or such part thereof delivered for conversion in Company's Shares of Common Stock at the Conversion Price. No fractional Shares shall be issued or delivered upon conversion of the Debenture. In case the Debenture shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares of Common Stock issuable upon the conversion of such portion, execute and deliver to the Holder of the Debenture so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Debenture, dated the most recent date to which interest shall have been paid on the surrendered Debenture. HOLDER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND READ THE DOCUMENTS REFERENCED IN PARAGRAPH 2(c) OF THAT CERTAIN SUBSCRIPTION AGREEMENT OF EVEN DATE HEREWITH BY AND BETWEEN HOLDER AND COMPANY.


          (b)  ADJUSTMENTS.

               (i) SHARES INCLUDED IN COMPUTATION. The number of shares of Common Stock at any time outstanding for any purpose hereunder shall not include any shares of Common Stock then owned or held by or for the account of the Company.

               (ii) SUBDIVISION OR COMBINATION. Whenever the Company shall subdivide or combine the outstanding shares of Common Stock issuable upon conversion of this Debenture, including


                                     (2)
stock dividends and stock splits, the Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

               (iii) RECLASSIFICATION OR CHANGE. Whenever any reclassification or change of the outstanding shares of Common Stock shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Debenture the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock issuable upon conversion of this Debenture immediately prior to such reclassification or change.
Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Debenture shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph
(b). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.


          (c)  NOTICES OF RECORD DATE.  In case

               (i) the Company shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

               (ii) the Company shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

               (iii) the Company shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company; or

               (iv) there is to be a reclassification or change of the Common Stock of the Company (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company is a party and in connection with which approval of any class of stockholders of the Company is required, or a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification.
Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

          (d) NOTICE OF ADJUSTMENT OF CONVERSION PRICE, ETC. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Debenture, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of shares issuable upon the conversion of this Debenture after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Debenture, as the case may be.


                                     (3)

     SUBORDINATION. Company and Holder acknowledge and agree that the indebtedness evidenced by this Debenture is subject to the provisions of a Subordination Agreement of even date herewith by and between Holder and Norwest Bank Minnesota, National Association and acknowledged by the Company.

     REDEMPTION OF DEBENTURE. This Debenture is subject to redemption at the option of the Company upon 30 days prior written notice (provided that Holder may choose to exercise its right of conversion hereunder at any time prior to the expiration of such 30-day period) as a whole at any time, or in part from time to time, upon payment by the Company of 100% of the unpaid principal amount or such portion thereof so redeemed, plus accrued interest thereon through the date of redemption. Notwithstanding the foregoing, the Company cannot exercise its right of redemption unless there is an effective registration statement with respect to the underlying shares of Common Stock in accordance with the Securities Act of 1933, as amended. In addition, Company shall pay to Holder on the date of such redemption a redemption fee in the form of delivery to Holder of 14,000 shares of Holder's restricted common stock (the "Redemption Shares") within three business days following the date of redemption (the "Redemption Fee").

     By accepting this Debenture, the Holder hereby acknowledges that neither this Debenture nor any shares issuable upon conversion hereof have been, or will be at the time of acquisition of any shares upon conversion hereof, registered under the Securities Act of 1933, as amended, or any state securities laws and represents for himself and his legal representative that he is acquiring this Debenture, and will acquire any shares issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth above.

     REGISTRATION RIGHTS. With respect to the Shares issuable to Holder upon the conversion of this Debenture, the Redemption Shares and the Penalty Shares (as defined in Section 5(c) of that certain Subscription Agreement of even date herewith by and between Company and Holder (the "Subscription Agreement"), a copy of which is appended hereto), Holder possesses those registration rights set forth in Section 5 of the Subscription Agreement, and Section 5 of the Subscription Agreement is incorporated herein by reference.

     If any of the following conditions or events ("Events of Default") shall occur and be continuing:

     (a) if the Company shall default in the payment of principal of this Debenture when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise; or

     (b) if the Company shall default in the payment of any interest on this Debenture and shall fail to cure such default within ten days after written notice thereof from the Holder to the Company; or

     (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within ten days after written notice thereof from the Holder to the Company; or

     (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or


                                     (4)

     (e) if within 120 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 120 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated;

then, and in any such event, the Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Debenture to be due and payable, whereupon the Debenture shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate per annum hereinabove provided, on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

     In case of a default in the payment of any principal of or interest on the Debenture, the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney's fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Debenture upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     Notwithstanding any provision contained in this Debenture to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

     All notices required or permitted to be given under this Debenture shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:



          If to Holder:  At its address on the Debenture
                         Register of the Company

          If to Company: 1912 Avenue K
                         Suite 100
                         Plano, TX 75054
                         Attn:  J. David Darnell,
                         Chief Financial Officer

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.



                                     (5)

     This Debenture shall be governed by the laws of the State of Texas.

                                       SA TELECOMMUNICATIONS, INC.



                                       By:
                                          ---------------------------------
                                         JACK W. MATZ, JR., Chairman
                                         and Chief Executive Officer



                                     (6)

                                CONVERSION NOTICE



TO:  SA TELECOMMUNICATIONS, INC.
     1912 Avenue K, Suite 100
     Plano, TX 75054


     The undersigned Holder of this Debenture hereby irrevocably exercises his
right to convert [all] [or $         ] of this Debenture into
shares of Common Stock of SA TELECOMMUNICATIONS, INC. at the Conversion Price of
$              per share in accordance with the terms of this Debenture, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Debenture for the balance of the principal amount of this Debenture, if any.

     The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, and hereby represents and warrants to the Company that he is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Debenture and in the Subscription Agreement dated March 18, 1996, to which the Holder is, or hereby agrees to become, a party.

Dated: ------------------- 19---

- ---------------------------------       -----------------------------
Witness                                      Signature of Holder

                                        -----------------------------
                                           (Print Name of Holder)

                                        Social Security Number or
                                        Taxpayer ID Number:
                                                           ----------

                                        -----------------------------

                                        -----------------------------

                                        -----------------------------
                                        Address